UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 11, 2016

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On February 11, 2016, Take-Two Interactive Software, Inc. (the “Company”), together with certain of its direct and indirect subsidiaries (together with the Company, collectively, the “Borrower”), entered into a Fifth Amendment to its Second Amended and Restated Credit Agreement (the “Fifth Amendment”), with certain lenders and Wells Fargo Capital Finance, LLC, acting as arranger and administrative agent for the lenders.

As previously disclosed, the Second Amended and Restated Credit Agreement (the “Credit Agreement”) provides for a revolving credit facility (the “Credit Facility”) in the aggregate principal amount of $100,000,000 (subject to increase to $200,000,000, after giving effect to the Fifth Amendment as described below).

The Fifth Amendment amends the Credit Agreement as follows:

•                  Amends the definition of “Applicable Margin” to lower the Applicable Margin for Base Rate and LIBOR Rate Loans by 0.25% at each level;

•                  Amends the definition of “Cash Equivalents” to permit the Company to invest up to $250,000,000 or 30% of Cash Equivalents (whichever is greater) in investments with maturities up to two years;

•                  Amends the definition of “Permitted Cash Acquisition” to permit the Company to acquire assets up to $50,000,000 located outside of the United States with cash;

•                  Amends the definitions of the “U.K. Borrowing Base” and “U.S. Borrowing Base” to equal the maximum amount available to borrow under the Credit Facility at any time provided that the Company’s liquidity is more than $300,000,000;

•                  Amends the definition of “U.K. Eligible Accounts” and “U.S. Eligible Accounts” to increase the various percentage thresholds (thereby increasing the amount of credit applied to the U.K. Borrowing Base and the U.S. Borrowing Base); and

•                  Increases the uncommitted portion of available borrowings under the Credit Facility from $40,000,000 to $100,000,000 (resulting in the aggregate principal amount of the Credit Facility being subject to increase from $100,000,000 to $200,000,000).

The Fifth Amendment amends certain other provisions of the Credit Agreement as set forth therein.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

The foregoing description is a summary of the material terms of the Fifth Amendment and is not complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Credit Agreement is not complete, and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 17, 2011.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Fifth Amendment set forth above under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits

(d)          Exhibits:

Exhibit	Description

10.1

Fifth Amendment to Second Amended and Restated Credit Agreement, dated February 11, 2016, by and among the Company, each of its Subsidiaries identified on the signature pages thereto as Borrowers, each of its Subsidiaries identified on the signature pages thereto as Guarantors, the lender parties thereto, and Wells Fargo Capital Finance, LLC, as arranger and administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew K. Breitman
Matthew K. Breitman
Senior Vice President & Deputy General Counsel

Date: February 12, 2016

EXHIBIT INDEX

Exhibit	Description

10.1

Fifth Amendment to Second Amended and Restated Credit Agreement, dated February 11, 2016, by and among the Company, each of its Subsidiaries identified on the signature pages thereto as Borrowers, each of its Subsidiaries identified on the signature pages thereto as Guarantors, the lender parties thereto, and Wells Fargo Capital Finance, LLC, as arranger and administrative agent.